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                                                                    EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Elizabeth H. Davila, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that the Quarterly Report of VISX, Incorporated on Form 10-Q for the quarterly period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of VISX, Incorporated as of the dates and for the periods expressed in the Quarterly Report on Form 10-Q.

                                                /s/Elizabeth H. Davila
                                               ---------------------------
                                               Elizabeth H. Davila
                                               Chief Executive Officer
                                               November 8, 2004

I, Derek A. Bertocci, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that the Quarterly Report of VISX, Incorporated on Form 10-Q for the quarterly period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of VISX, Incorporated as of the dates and for the periods expressed in the Quarterly Report on Form 10-Q.

                                                /s/Derek A. Bertocci
                                               ---------------------------
                                               Derek A. Bertocci
                                               Chief Financial Officer
                                               November 8, 2004

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Quarterly Report on Form 10-Q or as a separate disclosure document.